Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Years Ended
(Dollars in thousands, except per share data)	December 31,

	2021	2020	% Change

Interest income	$1,653,343	$1,804,495	(8)%
Interest expense	120,396	291,747	(59)

Net interest income	1,532,947	1,512,748	1
(Reversal of) provision for credit losses	(106,251)	355,022	nm

Net interest income after provision for credit losses	1,639,198	1,157,726	42

Non-interest revenue:
Service charges on deposit accounts	86,310	73,132	18
Fiduciary and asset management fees	77,147	63,251	22
Card fees	51,399	42,702	20
Brokerage revenue	56,439	44,781	26
Mortgage banking income	54,371	91,413	(41)
Capital markets income	26,118	27,336	(4)
Income from bank-owned life insurance	38,019	31,297	21
Investment securities (losses) gains, net	(799)	78,931	nm
Other non-interest revenue	61,062	53,670	14

Total non-interest revenue	450,066	506,513	(11)

Non-interest expense:
Salaries and other personnel expense	649,426	618,214	5
Net occupancy, equipment, and software expense	169,222	169,658	—
Third-party processing and other services	86,688	87,992	(1)
Professional fees	32,785	56,899	(42)
FDIC insurance and other regulatory fees	22,355	25,210	(11)
Other operating expenses	139,428	221,601	(37)

Total non-interest expense	1,099,904	1,179,574	(7)

Income before income taxes	989,360	484,665	104
Income tax expense	228,893	110,970	106

Net income	760,467	373,695	103

Less: Preferred stock dividends	33,163	33,163	—

Net income available to common shareholders	$727,304	$340,532	114%

Net income per common share, basic	4.95	2.31	114%

Net income per common share, diluted	4.90	2.30	113

Cash dividends declared per common share	1.32	1.32	—

Return on average assets	1.37%	0.72%	65	bps
Return on average common equity	15.56	7.51	805

Weighted average common shares outstanding, basic	147,041	147,415	—%
Weighted average common shares outstanding, diluted	148,495	148,210	—

nm - not meaningful
bps - basis points

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2021				2020	Fourth Quarter

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	'21 vs '20
						% Change

Interest income	$418,279	412,504	412,743	409,817	433,479	(4)%
Interest expense	25,966	27,587	30,883	35,960	47,547	(45)

Net interest income	392,313	384,917	381,860	373,857	385,932	2
(Reversal of) provision for credit losses	(55,210)	(7,868)	(24,598)	(18,575)	11,066	nm

Net interest income after provision for credit losses	447,523	392,785	406,458	392,432	374,866	19

Non-interest revenue:
Service charges on deposit accounts	22,221	22,641	21,414	20,033	19,063	17
Fiduciary and asset management fees	20,602	19,786	18,805	17,954	17,242	19
Card fees	12,861	13,238	13,304	11,996	11,743	10
Brokerage revenue	14,795	14,745	13,926	12,974	11,794	25
Mortgage banking income	7,059	11,155	13,842	22,315	24,426	(71)
Capital markets income	7,188	8,089	3,335	7,505	4,352	65
Income from bank-owned life insurance	15,168	6,820	7,188	8,843	9,725	56
Investment securities gains (losses), net	230	962	—	(1,990)	2,337	nm
Other non-interest revenue	16,944	17,519	15,273	11,326	14,079	20

Total non-interest revenue	117,068	114,955	107,087	110,956	114,761	2

Non-interest expense:
Salaries and other personnel expense	167,018	160,364	160,567	161,477	153,946	8
Net occupancy, equipment, and software expense	42,780	43,483	41,825	41,134	44,183	(3)
Third-party processing and other services	22,791	19,446	24,419	20,032	20,799	10
Professional fees	9,014	6,739	7,947	9,084	17,541	(49)
FDIC insurance and other regulatory fees	6,016	5,212	5,547	5,579	6,288	(4)
Other operating expenses	47,588	31,788	30,226	29,828	59,741	(20)

Total non-interest expense	295,207	267,032	270,531	267,134	302,498	(2)

Income before income taxes	269,384	240,708	243,014	236,254	187,129	44
Income tax expense	68,983	53,935	56,814	49,161	36,720	88

Net income	200,401	186,773	186,200	187,093	150,409	33

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$192,110	178,482	177,909	178,802	142,118	35

Net income per common share, basic	$1.32	1.22	1.20	1.20	0.96	37%

Net income per common share, diluted	1.31	1.21	1.19	1.19	0.96	37

Cash dividends declared per common share	0.33	0.33	0.33	0.33	0.33	—

Return on average assets *	1.40%	1.34	1.36	1.40	1.11	29	bps
Return on average common equity *	16.11	14.96	15.40	15.77	12.31	380

Weighted average common shares outstanding, basic	145,316	146,308	148,113	148,467	147,744	(2)%
Weighted average common shares outstanding, diluted	146,793	147,701	149,747	149,780	148,725	(1)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	December 31, 2021	September 30, 2021	December 31, 2020

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$432,925	$483,035	$531,579
Interest-bearing funds with Federal Reserve Bank	2,479,006	2,103,497	3,586,565
Interest earning deposits with banks	25,535	23,261	20,944
Federal funds sold and securities purchased under resale agreements	72,387	77,627	113,829
Cash and cash equivalents	3,009,853	2,687,420	4,252,917

Investment securities available for sale, at fair value	10,918,329	10,481,071	7,962,438
Loans held for sale ($108,198, $152,258, and $216,647 measured at fair value, respectively)	750,642	550,948	760,123

Loans, net of deferred fees and costs	39,311,958	38,341,030	38,252,984
Allowance for loan losses	(427,597)	(492,243)	(605,736)
Loans, net	38,884,361	37,848,787	37,647,248

Cash surrender value of bank-owned life insurance	1,068,616	1,065,256	1,049,373
Premises, equipment, and software, net	407,241	423,933	463,959
Goodwill	452,390	452,390	452,390
Other intangible assets, net	35,596	37,975	45,112
Other assets	1,790,198	1,961,349	1,760,599
Total assets	$57,317,226	$55,509,129	$54,394,159

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$16,392,653	$15,787,882	$13,477,854
Interest-bearing deposits	33,034,623	31,900,537	33,213,717

Total deposits	49,427,276	47,688,419	46,691,571

Federal funds purchased and securities sold under repurchase agreements	264,133	262,548	227,922
Other short-term borrowings	197	—	7,717
Long-term debt	1,204,229	1,203,761	1,202,494
Other liabilities	1,124,591	1,101,599	1,103,121
Total liabilities	52,020,426	50,256,327	49,232,825

Shareholders' equity:
Preferred stock – no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock – $1.00 par value. Authorized 342,857,143 shares; issued 169,383,758, 169,170,589, and 168,132,522 outstanding 145,010,086, 145,483,994, and 148,039,495	169,384	169,171	168,133
Additional paid-in capital	3,892,464	3,883,289	3,851,208
Treasury stock, at cost – 24,373,672, 23,686,595, and 20,093,027 shares	(931,497)	(898,707)	(731,806)
Accumulated other comprehensive (loss) income, net	(82,321)	(5,462)	158,635
Retained earnings	1,711,625	1,567,366	1,178,019
Total shareholders’ equity	5,296,800	5,252,802	5,161,334
Total liabilities and shareholders' equity	$57,317,226	$55,509,129	$54,394,159

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	2021			2020
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Taxable loans, net(1)(2)	$37,644,066	$1,470,587	3.91%	$38,597,852	$1,587,606	4.11%
Tax-exempt loans, net(1)(2)(3)	506,779	15,165	2.99	497,467	16,274	3.27
Less: Allowance for loan losses	(537,324)	—	—	(513,743)	—	—
Loans, net	37,613,521	1,485,752	3.95	38,581,576	1,603,880	4.16
Investment securities available for sale	9,603,343	140,077	1.46	7,006,894	178,582	2.55
Trading account assets	5,613	87	1.55	6,593	121	1.84
Other earning assets(4)	3,002,110	3,912	0.13	1,588,150	3,185	0.20
FHLB and Federal Reserve Bank stock	159,176	2,891	1.82	223,606	7,073	3.16
Mortgage loans held for sale	203,840	5,935	2.91	215,788	6,412	2.97
Other loans held for sale	580,162	17,874	3.04	265,764	8,666	3.21
Total interest earning assets	51,167,765	$1,656,528	3.24%	47,888,371	$1,807,919	3.78%
Cash and due from banks	561,170			531,963
Premises and equipment	445,333			481,371
Other real estate	1,522			9,740
Cash surrender value of bank-owned life insurance	1,058,966			1,003,560
Other assets(5)	2,133,725			2,223,033
Total assets	$55,368,481			$52,138,038
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$8,701,078	$9,844	0.11%	$7,510,429	$19,034	0.25%
Money market accounts	17,496,230	31,391	0.18	14,690,298	72,312	0.49
Savings deposits	1,335,269	229	0.02	1,056,777	247	0.02
Time deposits	4,770,002	33,455	0.70	7,853,325	126,184	1.61
Federal funds purchased and securities sold under repurchase agreements	210,949	128	0.06	192,967	274	0.14
Other short-term borrowings	—	—	—	492,697	7,643	1.53
Long-term debt	1,203,282	45,349	3.77	2,322,717	66,053	2.83
Total interest-bearing liabilities	33,716,810	$120,396	0.35%	34,119,210	$291,747	0.84%
Non-interest-bearing demand deposits	15,304,120			11,925,114
Other liabilities	1,135,573			1,021,633
Shareholders' equity	5,211,978			5,072,081
Total liabilities and shareholders' equity	$55,368,481			$52,138,038
Net interest income, taxable equivalent net interest margin (6)		$1,536,132	3.01%		$1,516,172	3.18%
Less: taxable-equivalent adjustment		3,185			3,424
Net interest income		$1,532,947			$1,512,748

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: 2021 — $115.5 million and 2020 — $76.1 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $46.0 million and $197.5 million for the years ended December 31, 2021 and 2020, respectively.
(6)The net interest margin is calculated by dividing net interest income-TE by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Fourth Quarter 2021			Third Quarter 2021			Fourth Quarter 2020
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Taxable loans, net(1)(2)	$37,820,821	$366,141	3.86%	$37,055,648	$366,554	3.84%	$38,379,396	$383,766	4.04%
Tax-exempt loans, net(1)(2)(3)	544,776	4,208	3.06	478,485	3,505	2.91	505,155	3,908	3.08
Less: Allowance for loan losses	(474,972)	—	—	(514,828)	—	—	(595,547)	—	—
Loans, net	37,890,625	370,349	3.88	37,019,305	370,059	3.97	38,289,004	387,674	4.03
Investment securities available for sale	10,884,571	41,447	1.52	9,876,651	35,876	1.45	7,493,822	38,792	2.07
Trading account assets	11,280	42	1.50	5,192	15	1.15	8,496	22	1.03
Other earning assets(4)	3,186,271	1,208	0.15	3,271,501	1,247	0.15	2,716,645	708	0.10
FHLB and Federal Reserve Bank stock	159,933	919	2.30	159,741	503	1.26	162,537	1,073	2.64
Mortgage loans held for sale	130,786	1,009	3.09	196,032	1,410	2.88	309,278	2,121	2.74
Other loans held for sale	518,992	4,189	3.16	527,736	4,130	3.06	544,301	3,910	2.81
Total interest earning assets	52,782,458	$419,163	3.16%	51,056,158	$413,240	3.22%	49,524,083	$434,300	3.49%
Cash and due from banks	541,788			611,783			529,447
Premises and equipment	421,577			447,046			468,208
Other real estate	1,351			1,513			3,878
Cash surrender value of bank-owned life insurance	1,067,004			1,061,478			1,046,216
Other assets(5)	2,097,751			2,148,282			2,262,077
Total assets	$56,911,929			$55,326,260			$53,833,909
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,165,054	$2,238	0.10%	$8,463,325	$2,192	0.10%	$8,531,415	$3,473	0.16%
Money market accounts	17,842,425	6,523	0.15	17,460,069	7,079	0.16	16,390,253	10,513	0.26
Savings deposits	1,408,858	65	0.02	1,377,089	60	0.02	1,147,667	43	0.01
Time deposits	4,155,681	5,618	0.54	4,420,805	6,756	0.61	6,338,533	18,078	1.13
Federal funds purchased and securities sold under repurchase agreements	227,664	24	0.04	202,525	35	0.07	174,316	32	0.07
Other short-term borrowings	—	—	—	—	—	—	—	—	—
Long-term debt	1,203,959	11,498	3.82	1,203,500	11,465	3.81	1,552,791	15,408	3.96
Total interest-bearing liabilities	34,003,641	$25,966	0.30%	33,127,313	$27,587	0.33%	34,134,975	$47,547	0.55%
Non-interest-bearing demand deposits	16,545,203			15,755,929			13,566,112
Other liabilities	1,095,112			1,171,119			1,001,477
Shareholders' equity	5,267,973			5,271,899			5,131,345
Total liabilities and shareholders' equity	$56,911,929			$55,326,260			$53,833,909
Net interest income, taxable equivalent net interest margin (6)		$393,197	2.96%		$385,653	3.01%		$386,753	3.12%
Less: taxable-equivalent adjustment		884			736			821
Net interest income		$392,313			$384,917			$385,932

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: Fourth Quarter 2021 — $24.7 million, Third Quarter 2021 — $33.2 million, and Fourth Quarter 2020 — $9.3 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(34.2) million, $151.5 million, and $128.5 million for the Fourth Quarter 2021, Third Quarter 2021, and Fourth Quarter 2020, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-TE by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
Loan Type	December 31, 2021	September 30, 2021	% Change	December 31, 2020	% Change
Commercial, Financial, and Agricultural	$12,052,475	$11,771,037	2%	$12,410,152	(3)%
Owner-Occupied	7,508,686	7,163,751	5	7,110,016	6
Total Commercial & Industrial	19,561,161	18,934,788	3	19,520,168	—

Multi-Family	2,129,424	2,197,139	(3)	2,190,534	(3)
Hotels	1,537,060	1,441,414	7	1,442,242	7
Office Buildings	2,511,058	2,341,316	7	2,207,744	14
Shopping Centers	1,655,465	1,570,020	5	1,644,519	1
Warehouses	801,639	687,496	17	700,050	15
Other Investment Property	1,234,509	1,211,078	2	918,290	34
Total Investment Properties	9,869,155	9,448,463	4	9,103,379	8

1-4 Family Construction	206,881	191,906	8	182,981	13
1-4 Family Investment Mortgage	438,588	421,968	4	445,714	(2)
Total 1-4 Family Properties	645,469	613,874	5	628,695	3

Commercial Development	102,790	103,512	(1)	130,678	(21)
Residential Development	171,820	186,033	(8)	245,170	(30)
Land Acquisition	192,256	188,378	2	217,785	(12)
Land and Development	466,866	477,923	(2)	593,633	(21)

Total Commercial Real Estate	10,981,490	10,540,260	4	10,325,707	6

Consumer Mortgages	5,069,039	5,108,499	(1)	5,513,491	(8)
Home Equity Lines	1,281,989	1,308,254	(2)	1,537,726	(17)
Credit Cards	299,556	293,026	2	281,018	7
Other Consumer Loans	2,118,723	2,156,203	(2)	1,074,874	97
Total Consumer	8,769,307	8,865,982	(1)	8,407,109	4

Total	$39,311,958	$38,341,030	3%	$38,252,984	3%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year

Loan Type	December 31, 2021	September 30, 2021	% Change	December 31, 2020	% Change
Commercial, Financial, and Agricultural	$61,787	$77,349	(20)%	$77,386	(20)%
Owner-Occupied	11,196	13,134	(15)	20,019	(44)
Total Commercial & Industrial	72,983	90,483	(19)	97,405	(25)

Multi-Family	2,380	2,396	(1)	168	nm
Office Buildings	1,615	2,488	(35)	1,134	42
Shopping Centers	915	932	(2)	21,082	(96)
Warehouses	223	302	(26)	217	3
Other Investment Property	717	624	15	2,030	(65)
Total Investment Properties	5,850	6,742	(13)	24,631	(76)

1-4 Family Construction	55	522	(89)	1,236	(96)
1-4 Family Investment Mortgage	4,508	2,364	91	2,383	89
Total 1-4 Family Properties	4,563	2,886	58	3,619	26

Commercial Development	449	463	(3)	582	(23)
Residential Development	446	449	(1)	533	(16)
Land Acquisition	1,023	1,024	—	1,048	(2)
Land and Development	1,918	1,936	(1)	2,163	(11)

Total Commercial Real Estate	12,331	11,564	7	30,413	(59)

Consumer Mortgages	29,078	37,541	(23)	8,740	233
Home Equity Lines	9,760	8,688	12	12,145	(20)
Other Consumer Loans	6,890	7,189	(4)	2,376	190
Total Consumer	45,728	53,418	(14)	23,261	97

Total	$131,042	$155,465	(16)%	$151,079	(13)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2021				2020	Fourth Quarter

	Fourth	Third	Second	First	Fourth	'21 vs '20
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPL)	$131,042	155,465	161,028	155,169	151,079	(13)%
Impaired Loans Held for Sale	—	—	—	23,590	23,590	nm
Other Real Estate and Other Assets	27,137	16,883	16,806	16,849	17,394	56

Non-performing Assets (NPAs)	158,179	172,348	177,834	195,608	192,063	(18)

Allowance for Loan Losses (ALL)	427,597	492,243	516,708	563,214	605,736	(29)
Reserve for Unfunded Commitments	41,885	42,971	46,890	51,528	47,785	(12)

Allowance for Credit Losses (ACL)	469,482	535,214	563,598	614,742	653,521	(28)

Net Charge-Offs - Quarter	10,522	20,516	26,547	20,204	22,139
Net Charge-Offs - YTD	77,788	67,266	46,750	20,204	94,712
Net Charge-Offs / Average Loans - Quarter (1)	0.11%	0.22	0.28	0.21	0.23
Net Charge-Offs / Average Loans - YTD (1)	0.20	0.24	0.24	0.21	0.24
NPLs / Loans	0.33	0.41	0.42	0.40	0.39
NPAs / Loans, ORE and specific other assets	0.40	0.45	0.46	0.50	0.50
ACL/Loans	1.19	1.40	1.47	1.58	1.71
ALL/Loans	1.09	1.28	1.35	1.45	1.58

ACL/NPLs	358.27	344.27	350.00	396.18	432.57
ALL/NPLs	326.31	316.63	320.88	362.97	400.94

Past Due Loans over 90 days and Still Accruing	$6,770	5,960	4,415	3,804	4,117	64
As a Percentage of Loans Outstanding	0.02%	0.02	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$57,565	60,817	49,321	45,693	47,349	22
As a Percentage of Loans Outstanding	0.15%	0.16	0.13	0.12	0.12

Accruing Troubled Debt Restructurings (TDRs)	$119,804	126,055	124,528	129,776	134,972	(11)

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	December 31, 2021	September 30, 2021	December 31, 2020

Tier 1 Capital	$4,925,762	4,813,910	4,572,010
Total Risk-Based Capital	5,827,195	5,765,528	5,604,230
Common Equity Tier 1 Capital Ratio	9.49%	9.58	9.66
Tier 1 Capital Ratio	10.65	10.79	10.95
Total Risk-Based Capital Ratio	12.60	12.92	13.42
Tier 1 Leverage Ratio	8.72	8.78	8.50
Common Equity as a Percentage of Total Assets (2)	8.30	8.50	8.51
Tangible Common Equity Ratio (3)	7.52	7.68	7.66
Book Value Per Common Share (4)	$32.82	32.41	31.24
Tangible Book Value Per Common Share (3)	29.46	29.04	27.88

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.